Filed pursuant to Rule 497(a)

Registration No. 333-195748

Rule 482ad

ARES CAPITAL CORPORATION PRICES PUBLIC OFFERING

New York, NY—July 16, 2014—Ares Capital Corporation (Nasdaq: ARCC) announced that it has priced a public offering of 13,500,000 shares of its common stock.  Ares Capital has granted the underwriters an option to purchase up to an additional 2,025,000 shares of common stock.  The offering is subject to customary closing conditions and is expected to close on July 21, 2014.  The offering of the shares is being made under Ares Capital’s shelf registration statement (as amended), which was filed with, and declared effective by, the Securities and Exchange Commission.  On July 15, 2014, the official close price of Ares Capital’s common stock on The NASDAQ Global Select Market under the symbol “ARCC” was $17.40 per share.

Ares Capital expects to use the net proceeds of this offering to repay certain outstanding indebtedness under its debt facilities and, to the extent not used for such purpose, for general corporate purposes, which may include investing in portfolio companies in accordance with its investment objective.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital before investing.  The preliminary prospectus supplement dated July 15, 2014 and the accompanying prospectus dated June 27, 2014, which have been filed with the Securities and Exchange Commission, contain this and other information about Ares Capital and should be read carefully before investing.

Morgan Stanley, Wells Fargo Securities, UBS Investment Bank and J.P. Morgan are acting as joint book-running managers for this offering. RBC Capital Markets is acting as lead manager and Barclays and Keefe, Bruyette & Woods, a Stifel Company are acting as co-managers for this offering.  The underwriters may offer the shares of common stock from time to time for sale in one or more transactions on The NASDAQ Global Select Market, in the over-the-counter market, through negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed.  The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of Ares Capital and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014, Attn: Prospectus Department, tel.: (866) 718-1649 or e-mail prospectus@morganstanley.com; Wells Fargo Securities, LLC, 375 Park Avenue, New York, NY 10152, Attn: Equity Syndicate Dept., tel.: (800) 326-5897 or e-mail cmclientsupport@wellsfargo.com; UBS Securities LLC, 299 Park Avenue, New York, NY 10171, Attn: Prospectus Department, tel.: (877) 827-7275; or J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attn: Prospectus Department, tel.: (866) 803-9204.

ABOUT ARES CAPITAL CORPORATION

Ares Capital is a leading specialty finance company that provides one-stop debt and equity financing solutions to the U.S. middle market, including private equity sponsored companies, infrastructure projects and venture capital backed businesses. Ares Capital originates and invests in senior secured loans, mezzanine debt and, to a lesser extent, equity investments through its national direct origination platform. Ares Capital’s investment objective is to generate both current income and capital appreciation through debt and equity investments primarily in private companies. Ares Capital has elected to be regulated as a business development company, and is externally managed by a subsidiary of Ares Management, L.P. (“Ares Management”). Ares Management is a publicly traded, leading global asset manager with approximately $77 billion of assets under management as of March 31, 2014.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition.  These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties.  Actual results and conditions may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission.  Ares Capital Corporation undertakes no duty to update any forward-looking statements made herein.

CONTACT

Carl G. Drake
Ares Capital Corporation
888-818-5298